UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2010

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Effective February 25, 2010, Mannatech, Incorporated (“Mannatech”) promoted Natalie Clark to senior vice president, North America and Gary Spinell to senior vice president, finance and administration.

Mrs. Clark has been with Mannatech since 1995 and has more than 15 years experience in the direct selling industry.  She has overseen the implementation of Mannatech’s strategic business plan, compliance department, call center, distribution center and development of the company’s award-winning global compensation plan.  Mrs. Clark will now report directly to Dr. Rob Sinnott, co-Chief Executive Officer and Chief Science Officer.

Mr. Spinell has provided four years of service to Mannatech and will continue to oversee human resource functions, investor relations, risk management activities and serve as treasurer.

A copy of the Company’s press release announcing these promotions is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1*	Press Release dated February 26, 2010 entitled “Mannatech Promotes Key Executives, Supports International Expansion”

            *Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: February 26, 2010	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press Release dated February 26, 2010 entitled “Mannatech Promotes Key Executives, Supports International Expansion”

            *Filed herewith.